UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2009

VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-33606 (Commission File Number)	98-0501001 (I.R.S. Employer Identification No.)
19 Par-La-Ville Road, Hamilton, HM 11 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 278-9000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01 Financial Statements and Exhibits.
EXHIBIT INDEX
SIGNATURES
EX-99.1
EX-99.2
EX-99.3

Item 8.01.	Other Events.
Validus Holdings, Ltd. (“Validus”) announced on June 8, 2009 that it has further increased its offer to amalgamate with IPC Holdings, Ltd. (“IPC”). Validus has delivered an offer letter (the “Offer Letter”) to the Board of Directors of IPC in which Validus has proposed an amalgamation with IPC pursuant to which Validus would pay per share consideration consisting of 1.1234 Validus voting common shares, par value $0.175 per share (“Validus Shares”), and $3.75 in cash, less any applicable withholding tax and without interest. The increased offer provides IPC shareholders with total consideration of $30.67 per IPC common share, par value $0.01 per share (“IPC Shares”), based on the closing price of Validus Shares on Friday, June 5, 2009, a 9.8% premium to the closing price of IPC Shares that day and a 24.9% premium based on the respective closing prices of Validus Shares and IPC Shares on March 30, 2009, the last trading day before the announcement of Validus’ initial amalgamation offer to IPC.
Validus delivered with the Offer Letter a signed second amendment, dated as of June 8, 2009 (the “Second Amendment”), to the Agreement and Plan of Amalgamation, dated as of March 31, 2009 (the “Amalgamation Agreement”), as amended by an amendment dated as of May 18, 2009, such that, upon termination of IPC’s amalgamation agreement with Max Capital Group Ltd., IPC would have the certainty of Validus’ transaction and would be able to sign the Amalgamation Agreement and the amendments thereto.
Pursuant to the Second Amendment, the terms of the Amalgamation Agreement have been amended to alter the per share consideration to be paid to the holders of IPC Shares by providing for $3.75 in cash, less any applicable withholding tax and without interest, which represents an increase of $0.75 in per share cash consideration.
A copy of the Offer Letter is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. A copy of the Second Amendment is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference. A copy of the press release announcing the Offer Letter and the Second Amendment is attached to this Current Report on Form 8-K as Exhibit 99.3 and is incorporated herein by reference. The descriptions of the Offer Letter and the Second Amendment and the transactions contemplated thereby are not complete and are qualified in their entirety by reference to the Offer Letter and the Second Amendment.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
Exhibit 99.1	Offer Letter by Validus Holdings, Ltd., dated as of June 8, 2009.
Exhibit 99.2	Second Amendment to Agreement and Plan of Amalgamation, dated as of June 8, 2009, between IPC Holdings, Ltd. (signature pending), Validus Holdings, Ltd. and Validus Ltd.
Exhibit 99.3	Press Release, dated June 8, 2009, entitled “Validus Further Increases Offer for IPC Holdings.”

EXHIBIT INDEX

Exhibit	Description
Exhibit 99.1	Offer Letter by Validus Holdings, Ltd., dated as of June 8, 2009.
Exhibit 99.2	Second Amendment to Agreement and Plan of Amalgamation, dated as of June 8, 2009, between IPC Holdings, Ltd. (signature pending), Validus Holdings, Ltd. and Validus Ltd.
Exhibit 99.3	Press Release, dated June 8, 2009, entitled “Validus Further Increases Offer for IPC Holdings.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 8, 2009

VALIDUS HOLDINGS, LTD. (Registrant)
By:	/s/ Joseph E. (Jeff) Consolino
	Name:	Joseph E. (Jeff) Consolino
	Title:	Executive Vice President and Chief Financial Officer